UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2004

                              CARREKER CORPORATION
               (Exact name of registrant as specified in charter)

         Delaware                    0-24201                    75-1622836
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

                              4055 Valley View Lane
                               Dallas, Texas 75244
                    (Address of principal executive offices)

                                 (972) 458-1981
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            Exhibit
            Number        Description
            ------        -----------

            99.1          Carreker Corporation press release dated June 7, 2004

Item 12. Results of Operations and Financial Condition

Carreker Corporation has reported its 1st quarter financial results. The Company's press release dated June 7, 2004 announcing the results is attached hereto as Exhibit 99.1.

The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CARREKER CORPORATION
                                              (Registrant)

Date: June 7, 2004                       By: /s/ Lisa K. Peterson
                                             ----------------------------------
                                             Executive Vice President and
                                             Chief Financial Officer